UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                          June 25, 2004 (June 24, 2004)

                                 INVESTOOLS INC.
              Exact Name of Registrant as Specified in its Charter


          DELAWARE                     0-31226                76-0685039
  State of Incorporation or        (Commission File        (I.R.S. Employer
        Organization                   Number)           Identification No.)

            5959 CORPORATE DRIVE, SUITE LL 250
                      HOUSTON, TEXAS                           77036
          Address of Principal Executive Offices             Zip Code













                                 (281) 588-9700
                         Registrant's telephone number,
                               including area code




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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.           Other Events and Regulation FD Disclosure

         On June 24, 2004, INVESTools Inc. (the "Company") issued a press release announcing that its Board of Directors has approved a stock repurchase program pursuant to which the Company may acquire up to 3.5 million shares of its outstanding common stock over a two year period. Purchases may be made from time to time in the open market, in block purchases or in privately negotiated transactions, depending on market conditions, share price and other factors. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.           Financial Statements and Exhibits

    (c)        Exhibits

 99.1              Press release dated June 24, 2004 issued by the Company.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    INVESTOOLS, INC.


                                    By: /s/     Paul A. Helbling
                                        ----------------------------------------
                                                Paul A. Helbling
                                                Chief Financial Officer

Dated: June 25, 2004